ASTROCOM CORPORATION
                         2700 Summer Street NE
                     Minneapolis, Minnesota 55413



NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD
May 28, 1998




TO THE SHAREHOLDERS OF ASTROCOM CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Astrocom Corporation (the "Company"), a Minnesota corporation, will be held on Thursday, May 28, 1998, at 3:00 p.m., Central Daylight Time, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

     1. To elect one Class II director of the Company to serve until the annual meeting of shareholders in 2001.

     2. To consider and act upon a proposal to approve the Company's 1998 Stock Option Plan.

     3. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

     Pursuant to the Restated Bylaws of the Company, the Board of Directors has fixed the close of business on April 10, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

     Each of you is invited and urged to attend the Annual Meeting in person, if possible. Whether or not you are able to attend in person, you are requested to mark, date, sign and return promptly the enclosed proxy in the envelope enclosed for your convenience.

April 24, 1998.


                              Ronald B. Thomas
                              President and Chief
                              Executive Officer

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
                         ASTROCOM CORPORATION
                         2700 Summer Street NE
                     Minneapolis, Minnesota 55413



                            PROXY STATEMENT
                 For Annual Meeting of Shareholders of
                         ASTROCOM CORPORATION
                        to be held May 28, 1998




                         RIGHT TO REVOKE PROXY
                                  AND
                         VOTING AT THE MEETING

     Any shareholder of Astrocom Corporation (the "Company") giving the proxy enclosed with this Proxy Statement may revoke the proxy at any time prior to its exercise by filing a duly executed proxy bearing a later date with the Secretary of the Company or by giving written notice to the Secretary of the Company at or before the time of the meeting. After revoking the proxy, the shareholder may vote his or her stock in person.

     The persons named in the enclosed proxy intend to vote at the meeting in compliance with the instructions on all proxies submitted by shareholders. If no specification is made, the shares will be voted FOR the election of Gary L. Deaner, the nominee for director, and FOR the approval of the 1998 Stock Option Plan of Astrocom Corporation.


                  BY WHOM AND THE MANNER IN WHICH THE
                       PROXY IS BEING SOLICITED

     The proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been or will be borne by the Company. The approximate date on which this Proxy Statement and the proxy will first be sent or given to shareholders is April 24, 1998.

     Arrangements may be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in doing so.



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                   DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than fifteen members, as determined from time to time by the Board of Directors, divided into three classes as nearly equal in size as possible.

     The term of each class of directors is three years, and the term of one class expires each year in rotation. At the 1997 Annual Meeting, Raymond F. Good and Douglas M. Pihl were elected as Class I directors for terms expiring in 2000. Effective June 10, 1997, Mr. Good resigned as a director. On June 26, 1997, the remaining directors elected Ronald B. Thomas as a Class I director to fill the unexpired term of Mr. Good. Effective April 6, 1998, Dennis E. Evans resigned as a director. The directors have not elected a replacement for Mr. Evans, and it is anticipated that a replacement will be elected to fill the unexpired term of Mr. Evans at some time after the annual meeting.

     The term of Roger V. Stageberg, the sole Class II director, will expire at this Annual Meeting. The Board of Directors has nominated Gary L. Deaner for election as a Class II director, to serve for a term of three years, expiring at the Annual Meeting of shareholders in 2001. Unless otherwise instructed by the shareholder, the persons named in the enclosed proxy intend to vote for the election of Gary L. Deaner as a director. In the event Mr. Deaner for any reason should not be available as a candidate for director, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate as may be nominated by the Board of Directors. Management knows of no reason to anticipate that Mr. Deaner will not be a candidate, having consented to be named and to serve if elected.

     The following table sets forth the name and age of each director of the Company (except Roger V. Stageberg, whose term of office as a director will expire at the Annual Meeting) and nominee as a director of the Company, his principal occupation and business experience for the past five years, the year in which he became a director of the Company, the number of shares of common stock of the Company which he reported were beneficially owned by him on April 10, 1998, and the percentage of all outstanding shares of common stock owned by him:


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                    Principal Occupation,              Common
                    Business Experience                Shares
                    for Past Five Years                Benefi-     Percent
                    and Other              Director    cially        of Out-
Name and Age        Directorships           Since      Owned     Standing(1)

Class I Directors
Whose Terms
Expire in 2000

Ronald B. Thomas  President, Chief Executive    1997  3,002,382(2) 22.29%
    (54)          Officer, Secretary and
                  Treasurer of the Company;
                  private investor, 1987-1997;
                  Director of Ciprico, Inc.,
                  since 1978

Douglas M. Pihl   Chairman and CEO of Vital     1997     23,750(3)   *
    (58)          Images, Inc., a publicly
                  held provider of software
                  for the medical industry,
                  since 2/98; Technical Advisor
                  to Ascend Communications,
                  Inc., 1996-1997; President
                  and Chief Executive Officer
                  of NetStar, Inc., 1991-1996;
                  Director of Vital Images,
                  Inc. and Destron-Fearing
                  Corporation

Nominee as
Class II Director
Whose Term
Expires in 2001

Gary L. Deaner    Vice President of Marketing      --           0    --
     (58)         and Strategic Planning of
                  J. River, Inc., a developer
                  of communications and
                  security software, since
                  9/96; employed by Digi
                  International from 10/85-8/96;
                  Director of Ciprico, Inc.,
                  since 1995

* Less than one percent

PAGE
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                  Principal Occupation,                Common
                  Business Experience                  Shares
                  for Past Five Years                  Benefi-     Percent
                  and Other                   Director cially       of Out-
Name and Age      Directorships                Since   Owned     Standing(1)

Class III Director
Whose Term
Expires in 1999

S. Albert D. HanserChairman of the Board of    1991    2,779,975(4)  24.34%
     (60)         the Company; Chairman
                  of Hanrow Financial
                  Group, Ltd., a merchant
                  banking firm, since 1989

All Directors and
Officers as a Group                                    5,806,107     40.43%
(5 persons)                                           (2)(3)(4)

     (1) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options and/or warrants held by the indicated person or group of persons were exercised.

     (2)  Includes 2,929,903 shares which would be issuable within 60 days if
warrants held by Mr. Thomas were exercised.   See "Thomas Warrants" and
"Subordinated Convertible Promissory Notes."

     (3) Includes 10,000 shares which would be issuable within 60 days if a stock option held by Mr. Pihl were exercised.

     (4) Includes 1,389,878 shares held by Hanrow Capital Fund Five, a Minnesota limited partnership, 117,600 shares held by Hanrow Capital Fund, a Minnesota limited partnership, and 175,000 shares held by Hanrow Financial Group, Ltd. Also includes shares that Hanrow Financial Group, Ltd., Hanrow Capital Fund X and Hanrow Business Finance have the right to acquire pursuant to the terms of warrants issued to them. See "Hanrow Warrants." Does not include 200,000 shares of convertible preferred stock held by Hanrow Financial Group, Ltd. or shares which Hanrow Financial Group, Ltd. could receive upon conversion of a Subordinated Convertible Promissory Note dated August 28, 1997. See "Subordinated Convertible Promissory Notes." Mr. Hanser is Chairman director and a shareholder of Hanrow Financial Group, Ltd., the general partner of Hanrow Capital Fund, Hanrow Capital Fund Five and Hanrow Capital Fund X. Although Mr. Hanser may be deemed to be the beneficial owner of the foregoing shares, he disclaims voting and dispositive powers over all of said shares.

          Also includes 60,000 shares held by the Custodian of Mr. Hanser's IRA and 314,500 shares which would be issuable within 60 days if stock options and/or warrants held by Mr. Hanser were exercised.

     Each of the persons named in the foregoing table, except Gary L. Deaner, is now a director of the Company and has continuously served as a director of the Company since the year indicated.

     During 1997, there were 11 meetings of the Board of Directors. Mr. Hanser, Mr. Evans and Mr. Stageberg were present at all of the meetings. Mr. Pihl and Mr. Thomas were each present at all of the meetings held after they were elected directors. The Company's Audit Committee met once during 1997. The Company's Compensation Committee and standing Nominating Committee (consisting of those directors whose terms as directors do not expire at the next scheduled meeting of the shareholders) did not meet during 1997.

     On December 13, 1995, the Board of Directors adopted the 1995 Non-Employee Directors' Equity Compensation Plan which provided for payment of directors' fees for services rendered during 1995, 1996 and 1997 by non-employee directors in common stock of the Company. The shareholders approved the Plan at the 1996 Annual Meeting. On December 15, 1997, the three current non-employee directors of the Company were each entitled to receive shares of common stock in payment of directors' fees for services rendered during 1997 pursuant to the Plan. Mr. Evans and Mr. Stageberg each received 15,000 shares, and Mr. Pihl received 13,750 shares.

     The Company's 1998 Stock Option Plan provides that each non-employee member elected to the Board, and each employee member of the Board who later becomes a non-employee member of the Board, will automatically be granted a non-qualified option for 10,000 shares at 100% of fair market value. If the 1988 Plan is approved by the shareholders, and Mr. Deaner is elected a director, Mr.
Deaner will be granted a non-qualified option for 10,000 shares on May 28, 1998.

     The Company's 1998 Stock Option Plan also provides that each non-employee director, serving as of the beginning of each calendar year, shall automatically be granted a non-qualified option to purchase 20,000 shares at 100% of fair market value on the date of grant for his or her services to the Company. Such non-qualified options vest as to 1/12th of the 20,000 shares at the end of each calendar month during the year following the grant of the non-qualified option.

Executive Officers
                                                             Officer
Name and Age             Office With the Company             Since

S. Albert D. Hanser (60) Chairman of the Board and           1992
                         Director

Ronald B. Thomas (54)    President, Chief Executive Officer  1997
                         Secretary, Treasurer and Director

Sarah B. Fjelstul (30)   Assistant Secretary                 1997

     Mr. Hanser joined the Company as a director in 1991 and was elected Chairman of the Board on March 30, 1992. He was elected interim President and Chief Executive Officer on September 10, 1992, and was elected President and Chief Executive Officer on December 17, 1992. He resigned as President on
May 23, 1996, and resigned as Chief Executive Officer on June 26, 1997.
Mr. Hanser has been employed as Chairman of Hanrow Financial Group, Ltd., a merchant banking firm, since 1989.

     Mr. Thomas joined the Company in 1997. He was elected a director on June 26, 1997, Chief Executive Officer effective June 27, 1997, President effective June 30, 1997 and Secretary and Treasurer on October 13, 1997. From 1987 to 1997, Mr. Thomas was a private investor.

     Ms. Fjelstul joined the Company as controller in June 1997, and was elected Assistant Secretary on October 22, 1997. Ms. Fjelstul was employed by B-Tree Systems, Inc. from 1992 to 1997.


                      SUMMARY COMPENSATION TABLE

     The following table contains certain information regarding the compensation paid by the Company during the three year period January 1, 1995, through December 31, 1997, to the Company's Chief Executive Officer. No executive officer of the Company received compensation in excess of $100,000 in 1997.

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                                  Annual Compensation        (1)
(a)                    (b)      (c)         (d)       (e)        (f)
                                                      Other     Securities
                                                      Annual    Under-
    Name and                                          Compen-   lying
    Principal                                         sation    Options
    Position           Year     Salary($)    Bonus($) ($)        (#)

S. Albert D. Hanser    1997     53,076.91      0       0          0(4)
Chairman of the        1996     95,192.11   30,000     0          0(4)
Board and Director(2)  1995    119,475.00      0       0       214,500(4)

Ronald B. Thomas,      1997     50,576.87      0       0          0(5)
President, Chief
Executive Officer,
Secretary, Treasurer
and Director(3)

     (1) Does not include any amounts paid under the Company's group medical and hospitalization plan which is available generally to all employees. Does not include the value of certain noncash compensation or benefits made available to executive officers, which were less than amounts required to be reported pursuant to applicable SEC regulations.

     (2)  Mr. Hanser resigned as Chief Executive Officer effective June 26,
1997.

     (3) Mr. Thomas joined the Company in 1997 and was elected Chief Executive Officer effective June 27, 1997, President effective June 30, 1997 and Secretary and Treasurer on October 13, 1997.

     (4) Does not include warrants granted to Hanrow Financial Group, Ltd., Hanrow Capital Fund X or Hanrow Business Finance. See "Hanrow Warrants."

     (5)  Does not include warrants granted to Mr. Thomas.  See "Thomas
Warrants."

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                        1988 STOCK OPTION PLAN

     In 1988 the shareholders approved the 1988 Stock Option Plan (the "1988 Plan") of the Company. The 1988 Plan allows the Company to grant both incentive stock options and non-qualified options. Under the terms of such Plan, no options could be granted after February 21, 1998.

     The 1988 Plan is administered by the Stock Option Committee of the Board of Directors of the Company which has full authority and discretion to select participants, determine the times at which options shall be granted, set the period and the terms and conditions under which each option becomes exercisable (as limited by the 1988 Plan), and make any other determinations which it believes necessary or advisable for the administration of the 1988 Plan. Incentive stock options may only be granted to any full-time or part-time employee (which term includes, but is not limited to, officers and directors who are also employees) of the Company or of its present and future subsidiary corporations. Non-qualified options may be granted to other persons, including, but not limited to, members of the Board of Directors, consultants or independent contractors providing services to the Company, or its present and future subsidiary corporations. No optionee may receive incentive stock options exercisable for the first time during any calendar year having an aggregate fair market value (determined as of the time the option is granted) in excess of $100,000.

     Each non-employee member of the Board of Directors first elected to the Board after approval of the 1988 Plan by the shareholders, and each employee member of the Board who became a non-employee member of the Board after said date, was automatically granted a non-qualified option for 10,000 shares at 100% of fair market value. Non-employee members of the Board were not otherwise eligible to participate in the 1988 Plan.

     The exercise price of incentive stock options may not be less than the fair market value of the shares on the date of the grant, but if the optionee owns more than 10% of the total combined voting power of the outstanding stock of the Company, the exercise price may not be less than 110% of the fair market value of the shares on the date of grant. The exercise price of non-qualified options may not be less than 85% of the fair market value of the shares on the date of grant. All options are nontransferable. Incentive stock options are exercisable only while the optionee is an employee (or for 90 days after termination, if due to age or disability), or within one year after death, if death occurs while the optionee is an employee. The term of options granted under the 1988 Plan cannot exceed 10 years from the date of grant, or five years from the date of grant of an incentive stock option if the optionee owns more than 10% of the total combined voting power of all outstanding stock.

     The 1988 Plan, as amended, currently provides for the issuance of 2,000,000 shares of common stock. As of April 10, 1998, 314,125 shares had been purchased pursuant to the exercise of options granted under the 1988 Plan. Options to purchase an aggregate 743,500 shares are outstanding under the 1988 Plan and expire at varying times between June 13, 1998, and January 29, 2003. As of April 10, 1998, options to purchase an aggregate 65,000 shares had been granted to employees in 1998.

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     The following table provides information on option grants in 1997 to the named executive officers.


                                                Individual Grants in 1997

                       Number of    % of Total    Exercise
                       Securities    Options       Price
                       Underlying   Granted to      Per
                        Options     Employees      Share     Expiration
     Name              Granted(1)     in 1997        ($)(1)     Date

S. Albert D. Hanser        0             --         --           --
Ronald B. Thomas           0             --         --           --
Sarah B. Fjelstul       25,000         8.65%       $.47      07/02/02
                        15,000         5.19%       $.63      07/31/02

     (1) The exercise price is the fair market value of the Company's stock on the date of grant. The above options are exercisable one-fourth on the first anniversary of the date of grant and one-fourth each year thereafter.


               OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information on the number and value of the unexercised options held by the named executive officers at year-end. No executive officers exercised options to purchase shares in 1997.

                            Number of
                           Securities              Value of
                           Underlying             Unexercised
                           Unexercised            in-the-Money
                            Options at             Options at
                         Dec. 31, 1997 (#)       Dec. 31, 1997 ($)
                           Exercisable*            Exercisable*
     Name                Unexercisable**         Unexercisable**(1)

S. Albert D. Hanser         260,875*              $43,478.75*
                             53,625**              $4,826.25**
Ronald B. Thomas               0                       0
Sarah B. Fjelstul            40,000**              $3,000.00**

     (1) The amounts given are based on the average of the bid and ask prices of the Company's common stock on December 31, 1997 which was $.59. The average of the bid and ask prices on April 10, 1998, was $.59.

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                            HANROW WARRANTS

     S. Albert D. Hanser, Chairman of the Company, is Chairman, director and a shareholder of Hanrow Financial Group, Ltd., the general partner of Hanrow
Capital Fund, Hanrow Capital Fund Five and Hanrow Capital Fund X.   The Company
has issued the following warrants to such entities:

     Warrant                                 No. of    $ Per   Expiration
       Date         Name                     Shares    Share     Date

     04/05/91  Hanrow Financial Group, Ltd.  180,000   $1.00   04/05/99
     06/16/93  Hanrow Financial Group, Ltd.   50,000   $ .30   06/16/98
     12/22/94  Hanrow Capital Fund X         131,570   $ .50   12/31/99
     03/15/95  Hanrow Capital Fund X          70,000   $ .50   12/31/99
     08/28/97  Hanrow Financial Group, Ltd.   37,500   $ .50   07/31/02

     On August 1, 1996, and September 1, 1996, the Company issued Warrants entitling Hanrow Business Finance to purchase an aggregate 75,000 shares of the Company's common stock, at a price of $1.50 per share, during the period from the date of the Warrant to August 1, 2001 and September 1, 2001, respectively. Hanrow Business Finance is a subsidiary of Hanrow Financial Group, Ltd.

                            THOMAS WARRANTS

     Effective July 2, 1997, the Company issued a warrant entitling Ronald B. Thomas to purchase 2,892,403 shares of the Company's common stock, at a price of $.47 per share. The right to purchase the shares may be exercised at any time through July 1, 2007.

     In connection with a loan made to the Company by Mr. Thomas, on August 28, 1997, the Company issued a warrant entitling Mr. Thomas to purchase 37,500 shares of the Company's common stock, at a price of $.50 per share. The warrant is exercisable through July 31, 2002.

               SUBORDINATED CONVERTIBLE PROMISSORY NOTES

     In 1997, the Company borrowed $510,000 through issuance of Subordinated Convertible Promissory Notes and warrants to purchase shares of common stock. The Notes bear interest at a rate of 12%, payable at maturity on July 31, 1998. The Notes are convertible into common stock of the Company at a conversion price per share equal to 80% of the average of the bid and asked prices for one share of common stock at the close of business on the day preceding the date of conversion. The following principal shareholders loaned the indicated amounts to the Company in 1997:

              Name                                        Amount

     Hanrow Financial Group, Ltd.                        $25,000
     Ronald B. Thomas                                    $25,000
     H.L. Severance, Inc. Pension Plan                   $ 4,000
     H.L. Severance, Inc. Profit Sharing Plan and Trust  $ 8,000
     Richard W. Perkins, Trustee                         $50,000

     In January 1998, Mr. Thomas converted his Note into common stock of the Company.

                        RETIREMENT SAVINGS PLAN

     The Company provides for eligible employees an Employee Retirement Savings Plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code, as amended. The 401(k) Plan was effective December 1, 1986, and was restated in its entirety effective April 1, 1994. The 401(k) Plan provides that eligible employees may make earnings reduction contributions, on a pre-tax basis, to the 401(k) Plan. Eligible employees are allowed to defer up to 10% of their earnings each year (up to the federal maximum limit). Employee contributions are currently invested in an equity fund, a fixed income fund, a principal protection fund or a money market fund, at the election of the participant. A participant will be cashed out of the 401(k) Plan upon termination of employment. All full-time employees over the age of 21 who have completed six months of employment are eligible to participate. As of April 10, 1998, 9 employees (out of a total of approximately 11 eligible employees) were participating in the 401(k) Plan.

     The 401(k) Plan also provides that the Company may make a discretionary matching contribution, in cash or common stock of the Company, of from 0% to 25% of the contribution of each employee electing to participate in the 401(k)
Plan. The Company did not make a matching contribution to the 401(k) Plan in 1997.


           NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN

     In 1996 the shareholders approved the 1995 Astrocom Corporation Non-Employee Directors' Equity Compensation Plan (the "1995 Plan"). The 1995 Plan provided for the payment of directors' fees payable for services rendered during the calendar years 1995, 1996 and 1997 by non-employee directors of the Company in common stock. The Plan terminated on December 13, 1997.

     The 1995 Plan provided that only directors of the Company who were not also employees and who served as a director at any time during 1995, 1996 and 1997 were covered by the 1995 Plan. Commencing December 15, 1995, and on December 15 of each year thereafter during the term of the 1995 Plan, a director serving all 12 months of a calendar year was entitled to receive 15,000 shares of common stock in payment of director's fees for that year. To the extent that a director dies, resigns, is not reelected or otherwise fails to serve for all 12 months of the calendar year, the number of shares of common stock issued and delivered to such director was to be pro rated based upon the number of actual months served during the calendar year. Three of the directors participated in the 1995 Plan during 1997.

     On December 15, 1997, the three non-employee directors of the Company who served during calendar year 1997 were entitled to receive the following shares:

            Name               Number of Shares         12/15/97 Value

     Dennis E. Evans           15,000                   $11,250
     Roger V. Stageberg        15,000                   $11,250
     Douglas M. Pihl           13,750                   $10,312

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                  PRINCIPAL HOLDERS OF COMMON SHARES

     As of April 10, 1998, there were 10,538,180 shares of the Company's common stock outstanding. Each outstanding share entitles the holder thereof to one vote. The following table sets forth information as of April 10, 1998, with respect to any person who is known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock:


Name and Address of            Amount and Nature of       Percent
Beneficial Owner               Beneficial Ownership       Of Class(7)

Dennis E. Evans                    2,375,698(1)           21.44%
700 TCF Tower
Minneapolis, MN 55402

Hanrow Capital Fund Five,          1,389,878              13.19%
a Minnesota limited
partnership
700 TCF Tower
Minneapolis, MN 55402

S. Albert D. Hanser               2,779,975(2)            24.34%
700 TCF Tower
Minneapolis, MN 55402

Perkins Capital Management        1,405,500(3)            13.34%
730 East Lake Street
Wayzata, MN  55391

Richard W. Perkins,
  as Trustee                         619,400(4)            5.84%
730 East Lake Street
Wayzata, MN  55391

H. Leigh Severance                   595,600(5)            5.35%
100 Fillmore Street
Denver, CO 80206

Ronald B. Thomas                  3,002,382(6)            22.29%
2700 Summer Street NE
Minneapolis, MN  55413

     (1) Includes 1,389,878 shares held by Hanrow Capital Fund Five, a Minnesota limited partnership, 117,600 shares held by Hanrow Capital Fund, a Minnesota limited partnership, and 175,000 shares held by Hanrow Financial Group, Ltd. Also includes shares that Hanrow Financial Group, Ltd., Hanrow Capital Fund Five, Hanrow Capital Fund X and Hanrow Business Finance have the right to acquire pursuant to the terms of warrants issued to them. Does not include 200,000 shares of convertible preferred stock held by Hanrow Financial Group, Ltd. or shares which Hanrow Financial Group, Ltd. could receive upon conversion of a Subordinated Convertible Promissory Note dated August 28, 1997. Mr. Evans is President, Chief Executive Officer, director and a shareholder of Hanrow Financial Group, Ltd., the general partner of Hanrow Capital Fund, Hanrow Capital Fund Five and Hanrow Capital Fund X. Although Mr. Evans may be deemed to be the beneficial owner of the foregoing shares, he disclaims voting and dispositive powers over all of said shares.

     (2) Includes 1,389,878 shares held by Hanrow Capital Fund Five, a Minnesota limited partnership, 117,600 shares held by Hanrow Capital Fund, a Minnesota limited partnership, and 175,000 shares held by Hanrow Financial Group, Ltd. Also includes shares that Hanrow Financial Group, Ltd., Hanrow Capital Fund Five, Hanrow Capital Fund X and Hanrow Business Finance have the right to acquire pursuant to the terms of warrants issued to them. Does not include 200,000 shares of convertible preferred stock held by Hanrow Financial Group, Ltd. or shares which Hanrow Financial Group, Ltd. could receive upon conversion of a Subordinated Convertible Promissory Note dated August 28, 1997. Mr. Hanser is Chairman, director and a shareholder of Hanrow Financial Group, Ltd., the general partner of Hanrow Capital Fund, Hanrow Capital Fund Five and Hanrow Capital Fund X. Although Mr. Hanser may be deemed to be the beneficial owner of the foregoing shares, he disclaims voting and dispositive powers over all of said shares.

          Also includes 60,000 shares held by the Custodian of Mr. Hanser's IRA and 314,500 shares which would be issuable within 60 days if stock options and/or warrants held by Mr. Hanser were exercised.

     (3)  Based on a Schedule 13D dated February 6, 1998, filed with Securities
and Exchange Commission by Perkins Capital Management, Inc.   Perkins Capital
Management claims sole voting power over 162,500 of the shares and sole dispositive power over all of the shares.

     (4) Based on a Schedule 13D dated February 6, 1998, filed with Securities and Exchange Commission by Richard W. Perkins. Mr. Perkins claims sole voting power over 544,400 of the shares and sole dispositive power over all of the shares. Includes 75,000 shares which would be issuable within 60 days if a warrant held by Richard W. Perkins, as Trustee, were exercised. Does not include shares which Richard W. Perkins, as Trustee, could receive upon conversion of a Subordinated Convertible Promissory Note dated August 28, 1997.

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     (5)  Includes 60,000 shares owned by H. Leigh Severance, custodian for Emily A. Severance, and 50,000 shares owned by the H.L. Severance, Inc. Profit Sharing Plan and Trust. Also includes 132,000 shares which would be issuable within 60 days if a warrant held by H. Leigh Severance were exercised, 30,000 shares which would be issuable within 60 days if a warrant held by H. Leigh Severance, custodian for Emily A. Severance, were exercised, 6,000 shares which would be issuable within 60 days if a warrant held by the H.L. Severance, Inc. Pension Plan were exercised and 12,000 shares which would be issuable within 60 days if a warrant held by the H.L. Severance, Inc. Profit Sharing Plan
and Trust were exercised.   Does not include shares which the H.L. Severance,
Inc. Profit Sharing Plan and Trust and H. L. Severance, Inc. Pension Plan could receive upon conversion of Subordinated Convertible Promissory Notes dated August 28, 1997.

     (6) Includes 2,929,903 shares which would be issuable within 60 days if warrants held by Mr. Thomas were exercised.

     (7) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options and/or warrants held by the indicated owner were exercised.

          See "Hanrow Warrants," "Thomas Warrants" and "Subordinated Convertible Promissory Notes."

PAGE

  PROPOSAL TO APPROVE 1998 STOCK OPTION PLAN OF ASTROCOM CORPORATION

     The Board of Directors has adopted the 1998 Stock Option Plan of Astrocom Corporation as set forth in Exhibit A attached hereto, subject to shareholder approval.

     The 1998 Stock Option Plan (the "1998 Plan") allows the Company to grant both incentive stock options within the provisions of Section 422 of the Internal Revenue Code of 1986, and any amendments thereto, and options which do not qualify as incentive stock options ("non-qualified options"). In the opinion of the Board of Directors, the ability to grant options permits the Company to recognize the contributions made to the Company by the Optionees and provides them with an additional incentive to remain in the employ or on the Board of Directors of the Company and its subsidiaries and to promote the Company's best interest by providing them with an opportunity to acquire or increase their proprietary interest in the Company. In addition, the ability to grant options provides an additional inducement for the acquisition of the services of persons capable of contributing to the future success of the Company as employees, directors, consultants or independent contractors.

     The principal terms of the 1998 Plan are as follows:

     1. Administration. The 1998 Plan will be administered by the Stock Option Committee ("Committee") of the Board of Directors of the Company. The Committee will be comprised of the entire Board of Directors or, if the Board so determines, by a committee of two or more "non-employee directors" as defined under the Securities Exchange Act of 1934.

     2. Eligibility. Incentive stock options may only be granted to any full-time or part-time employee (which term includes, but is not limited to, officers and directors who are also employees) of the Company or of its present and future subsidiary corporations. Non-qualified options may be granted to other persons, including, but not limited to, members of the Board of Directors, consultants or independent contractors providing services to the Company or its present and future subsidiary corporations. An individual who has been granted an option may be granted an additional option or options under the 1998 Plan if the Committee shall so determine, with the restriction that no individual employee may receive incentive stock options which are exercisable for the first time during any calendar year for shares having an aggregate fair market value in excess of $100,000.

     3. Grants to Directors. Each non-employee director of the Company shall automatically be granted a non-qualified option under the 1998 Plan providing for the purchase of 10,000 shares of the Company's stock at 100% of the fair market value of such common stock on the date of his/her first election to the Board, or on the date that an employee director of the Company becomes a non-employee director of the Company.

     Each non-employee director of the Company, serving as of the beginning of each calendar year, shall automatically be granted a non-qualified option under the 1998 Plan providing for the purchase of 20,000 shares of the Company's common stock at 100% of the fair market value of such common stock on the date of grant for his/her services to the Company during such year. Such non-qualified option received by a non-employee director shall vest as to 1/12th of the 20,000 shares of the Company's common stock at the end of each calendar month during the year as long as the non-employee director has continued to serve as a director of the Company. Each non-employee director of the Company elected during a calendar year shall automatically be granted a non-qualified option providing for the purchase of a pro rata portion of 20,000 shares, which shall vest monthly during the balance of the calendar year.

     4. Shares of Stock Subject to The 1998 Plan. The number of shares which may be issued pursuant to the options granted by the Committee under the 1998 Plan shall not exceed 1,500,000 shares of the common voting stock of the Company, subject to adjustment as provided in the 1998 Plan.

     5. Option Agreement. Each option granted under the 1998 Plan shall be evidenced by a written option agreement, which shall be subject to the provisions of the 1998 Plan and to such other terms and conditions as the Committee may deem appropriate.

     6. Option Price. The option price for each share of common stock covered by an incentive stock option shall be determined by the Committee, provided that the price shall be at least 100% of the fair market value of the shares on the date the option is granted or at least 110% of the fair market value of the shares on the date the option is granted if the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company. The purchase price of non-qualified options may be equal to, greater than or less than the fair market value of the common stock on the date the option is granted.

     7. Payment. An optionee may pay for shares issuable upon exercise of an option either (i) in United States dollars, in cash or by check, or (ii) if the Board of Directors, in its sole discretion, shall so authorize, in shares of the common stock of the Company then owned by the optionee. The Committee, in its sole discretion, may permit the optionee to authorize a third party to sell shares of the common stock acquired upon the exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

     8. Terms and Exercise of Options. Each option granted under the 1998 Plan shall be exercisable during the periods and for the number of shares as shall be provided in the option agreement evidencing the option granted by the Committee and the terms thereof. In no event, however, shall any option be exercisable by its terms after the expiration of ten years from the date of grant, nor shall any incentive stock option granted to a person then owning more than 10% of the total combined voting power of all classes of stock of the Company be exercisable by its terms after the expiration of five years from the date of grant.

     9. Early Termination of Stock Options. Unless otherwise stated in the option agreement, if an optionee shall cease to be employed by the Company, or a subsidiary of the Company, for whatever reason and at whatever time, all options held by the optionee shall be cancelled as of the date of such termination of employment.

     Unless otherwise stated in the option agreement, a non-qualified option granted under the 1998 Plan will continue for its full term without early termination.

     10. Amendment and Termination. No options may be granted under the 1998 Plan after March 25, 2008, or earlier termination of the 1998 Plan as provided therein. The Board may terminate the 1998 Plan or modify or amend the 1998 Plan in such respect as it shall deem advisable, provided, however, that the Board may not, without further approval within 12 months by the Company's shareholders, (a) increase the maximum aggregate number of shares of common stock as to which options may be granted under the 1998 Plan except as provided therein, (b) change the provisions of the 1998 Plan regarding the option price,
(c) extend the period during which options may be granted, or (d) extend the maximum period of ten years after the date of grant during which options may be exercised. No termination or amendment of the 1998 Plan may, without the consent of an individual to whom an option shall theretofore have been granted, adversely affect the rights of such individual under such option. Further, the 1998 Plan may not, without the approval of the Company's shareholders, be amended in any manner that will cause incentive stock options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 or any amendments thereto.

     An optionee who is granted a non-qualified option will not have income and the Company will not be allowed a deduction at the time the option is granted. When an optionee exercises a non-qualified option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the optionee and will be allowed as a deduction for federal income tax purposes to the Company. The capital gain holding period of the shares acquired will begin one day after the date the stock option is exercised. When an optionee disposes of shares acquired by the exercise of the option, any amount received that is more than the fair market value of the shares on the exercise date will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the exercise date, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     An optionee who is granted an incentive stock option also will not have income and the Company will not be allowed a deduction at the time the option is granted. When an optionee exercises an incentive stock option, the optionee will not recognize any ordinary income at that time. However, any excess of the fair market value of the shares acquired by such exercise over the option price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than two years after the date of grant and one year after the date of transfer of the shares to the optionee (statutory holding periods), any sale proceeds that are more than the total option price of these shares will be long-term capital gain. Except in the event of death, if if the shares are disposed of prior to the expiration of the statutory holding periods
(a "Disqualifying Disposition"), generally, the amount by which the fair market value of the shares at the time of exercise is more than the total option price will be ordinary income at the time of such Disqualifying Disposition. If a Disqualifying Disposition occurs, the Company will be entitled to a federal tax deduction for a similar amount.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
THE PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN OF ASTROCOM
CORPORATION.


 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.
[TEXT]

             RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     The firm of Ernst & Young LLP, Minneapolis, Minnesota, independent public auditors, audited the books, records and accounts of the Company for the year 1997. A representative of Ernst & Young LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     No auditors have been selected for the year 1998. It is anticipated that a decision will be made by the Board of Directors in June 1998.

PAGE

                         AVAILABLE INFORMATION

     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street N.W., Washington, D.C., and at the Commission's Regional Offices at 75 Park Place, New York, New York and 230 South Dearborn Street, Chicago, Illinois. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, at prescribed rates.

                       PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next Annual Meeting must be received by the Company, 2700 Summer Street N.E., Minneapolis, Minnesota 55413, no later than December 23, 1998, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                             OTHER MATTERS

     At the date of this Proxy Statement, management knows of no other matters which may come before this Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxies received by the Company in accordance with their judgment on such matters.

                         By the Order of the Board of Directors,


                         Ronald B. Thomas
                         President and Chief
                         Executive Officer
April 24, 1998
[TEXT]
PAGE

                              EXHIBIT "A"

            1998 STOCK OPTION PLAN OF ASTROCOM CORPORATION

     1. Purpose. The purpose of this 1998 Stock Option Plan (the "Plan") is to encourage personnel of Astrocom Corporation (the "Company") to acquire a proprietary interest in the Company, thereby creating an additional incentive to such personnel to promote the Company's best interests and to continue in its employ, and further to provide an additional inducement for the acquisition of the services of persons capable of contributing to the future success of the Company. Options granted under this Plan may be either "incentive stock options" within the provisions of Section 422 of the Internal Revenue Code of 1986 and any amendments thereto, or options which do not qualify as incentive stock options.

     2.   Administration.

          A. This Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more "non-employee directors" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

          B. The Committee shall have full authority and discretion to determine, consistent with the provisions of this Plan, the employees and others to be granted options, the times at which options shall be granted, the option price of the shares subject to each option (subject to Section 6), the number of shares subject to each option (subject to Section 3), the period during which each option becomes exercisable (subject to Section 7), and the terms to be set forth in each option agreement. The Committee shall also have full authority and discretion to adopt and revise such rules and procedures as it shall deem necessary for the administration of this Plan.

          C. The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be final, conclusive and binding on the Company, the optionee and all other persons.

     3.    Eligibility.

          A. The Committee shall from time to time determine the individuals who shall be granted options under this Plan. Incentive stock options may only be granted under this Plan to any full or part-time employee (which term includes, but is not limited to, officers and directors who are also employees) of the Company or of its present and future subsidiary corporations. Options which do not qualify as incentive stock options may be granted under this Plan to other persons designated by the Committee, including, but not limited to, members of the Board of Directors, consultants or independent contractors providing services to the Company or its present and future subsidiary corporations. The term "subsidiary corporation" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 425(f) of the Internal Revenue Code.

          B. An individual who has been granted an option may be granted an additional option or options under this Plan if the Committee shall so determine, with the restriction that no individual employee may receive incentive stock options (under this Plan and all incentive stock option plans of the Company and its subsidiary corporations) which are exercisable for the first time during any calendar year for shares having an aggregate Fair Market Value (determined as of the time the option is granted) in excess of $100,000.

          C. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Company.
[TEXT]

          D. (i) Each non-employee director of the Company shall automatically be granted a non-qualified option under this Plan providing for the purchase of 10,000 shares of the Company's Common Stock at 100% of the Fair Market Value of such Common Stock on the date of his/her first election to the Board (whether such election shall be by the shareholders or otherwise), or on the date that an employee director of the Company becomes a non-employee director of the Company.

               (ii) Each non-employee director of the Company, serving as of the beginning of each calendar year, shall automatically be granted a non-qualified option under this Plan providing for the purchase of 20,000 shares of the Company's Common Stock at 100% of the Fair Market Value of such Common Stock on the date of grant for his/her services to the Company during such year. Such non-qualified option received by a non-employee director shall vest as to 1/12th of the 20,000 shares of the Company's Common Stock at the end of each calendar month during such year, as long as such non-employee director has continued to serve as a director of the Company. Each non-employee director of the Company first elected after the beginning of any calendar year shall automatically be granted, on the date of his/her election, a non-qualified option for the purchase of a pro rata portion of 20,000 shares of the Company's Common Stock based upon the remaining full calendar months of the year following his/her election, which option shall be granted at 100% of the Fair Market Value of such Common Stock on the date of grant and shall vest in equal portions at the end of each calendar month during such calendar year, as long as such non-employee director has continued to serve as a director of the Company.

               (iii) The Board may from time to time amend Section 3.D.(i) and/or Section 3.D.(ii) to increase or decrease the number of shares of Common Stock that may be purchased pursuant to the options to be automatically granted pursuant to such Sections.

     4. Shares of Stock Subject to This Plan. The number of shares which may be issued pursuant to the options granted by the Committee under this Plan shall not exceed 1,500,000 shares of the common voting stock of the Company (the "Common Stock"), subject to adjustment as provided in this Plan. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option under this Plan.

     5. Issuance and Terms of Option Agreements. Each option granted under this Plan shall be evidenced by a written Option Agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

     6.    Option Price.

          A. Each Option Agreement shall state the number of shares to which it pertains and shall state the option price. The option price for each share of Common Stock covered by an incentive stock option granted under this Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted; provided that if the employee, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted.
The purchase price for options granted under this Plan which do not qualify as incentive stock options may be equal to, greater than or less than the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value," as used in this Plan, shall mean the value of the Common Stock on a pertinent date as determined by the Committee, using such valuation methods as it, in its sole discretion, shall deem appropriate.

          B. Upon the exercise of the option, the option price shall be payable (i) in United States dollars, in cash or by check, or (ii) if the Committee, in its sole discretion, shall so authorize, in shares of the Common Stock of the Company then owned by the optionee, which shares shall be valued at their Fair Market Value on the date of delivery. The Committee, in its sole discretion, may permit the optionee to authorize a third party to sell shares of the Common Stock (or a sufficient portion of the shares) acquired upon the exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

          C. The proceeds of the sale of the Common Stock subject to option shall be added to the general funds of the Company and used for its corporate purposes.

     7. Terms and Exercise of Options. Each option granted under this Plan shall be exercisable during the periods and for the number of shares as shall be provided in the Option Agreement evidencing the option granted by the Committee and the terms thereof. In no event, however, shall any option be exercisable by its terms after the expiration of ten years from the date of grant, nor shall any incentive stock option granted to a person then owning more than 10% of the total combined voting power of all classes of stock of the Company be exercisable by its terms after the expiration of five years from the date of grant.

     8.   Withholding Taxes.

          A. The Company shall have the right to require the payment (through withholding from the optionee's salary or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option or with respect to any disposition of such shares by the optionee.

          B. In order to assist an optionee in paying federal and state income taxes required to be withheld upon the exercise of a non-qualified option granted hereunder, the Committee in its discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee to elect to satisfy such income tax withholding obligation by having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option with a Fair Market Value equal to the taxes required to be withheld.

     9. Requirement of Law. The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations, and shares shall not be issued except upon approval of proper government agencies or stock exchanges as may be required. The exercise of any option will be contingent upon receipt from the optionee of a representation in writing that at the time of such exercise it is the optionee's intention to acquire the shares being purchased for investment and not for resale or other distribution thereof to the public.

     10. Non-Transferability. Except as otherwise provided by the Committee, awards under this Plan are not transferable other than as designated by the optionee by will or by the laws of descent and distribution, and then only as provided in the Option Agreement.

     11. Early Termination of Incentive Stock Options. Unless otherwise stated in the Option Agreement, if an optionee shall cease to be employed by the Company, or a subsidiary of the Company, for whatever reason and at whatever time, all incentive stock options held by the optionee shall be cancelled as of the date of such termination of employment.

     12. Early Termination of Non-Qualified Options. Unless otherwise stated in the Option Agreement, a non-qualified option granted under this Plan will continue for its full term without early termination.
[TEXT]

     13.  Adjustments; Reorganization; Liquidation.

          A. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, then if the Board shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option and the option prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the Board and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

          B. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, sale of all or substantially all of its common stock, reorganization or liquidation, the Board shall have power to make any arrangement it deems advisable with respect to outstanding options, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new options for any options then outstanding, the assumption of any such options and the termination of any such options.

          C. Neither this Plan nor the grant of any option pursuant to this Plan shall affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue additional shares of Common Stock or options.

     14. Claim to Stock Option, Ownership or Employment Rights. No employee or other person shall have any claim or right to be granted options under this Plan. Prior to issuance of the stock, no optionee, his/her personal representative, heirs or legatees shall be entitled to voting rights, dividends or other rights of shareholders except as otherwise provided in this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

     15. Expense of Plan. The expenses of administering this Plan shall be borne by the Company.

     16. Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, or any omission to act, in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     17. Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of a judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.
[TEXT]

     18. Amendment and Termination. No options may be granted under this Plan after March 25, 2008, or earlier termination of this Plan as hereinafter provided. The Board may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable; provided, however, that the Board may not, without further approval within 12 months by the Company's shareholders,
(a) increase the maximum aggregate number of shares of Common Stock as to which options may be granted under this Plan except as provided in Section 13, (b) change the provisions of this Plan regarding the option price, (c) extend the period during which options may be granted, or (d) extend the maximum period of ten years after the date of grant during which options may be exercised. No termination or amendment of this Plan may, without the consent of an individual to whom an option shall theretofore have been granted, adversely affect the rights of such individual under such option. Further, this Plan may not, without the approval of the Company's shareholders, be amended in any manner that will cause incentive stock options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 or any amendments thereto.

     19. Gender. Any masculine terminology used in this Plan shall also include the feminine gender.

     20. Effective Date. The effective date of this Plan is the date of its adoption by the Board; provided, however, that it and any and all options granted hereunder shall be and become null and void if the shareholders of the Company shall fail to approve this Plan within 12 months from the date of its adoption.



PAGE

ASTROCOM CORPORATION
2700 Summer Street N.E.
Minneapolis, Minnesota 55413-2820

                              PROXY
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies given by him or her for the Annual Meeting of the Shareholders of Astrocom Corporation, to be held on May 28, 1998, at 3:00 p.m., Central Daylight Time, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota, hereby appoints S. Albert D. Hanser and Ronald B. Thomas as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Astrocom Corporation held of record by the undersigned on April 10, 1998, at said Annual Meeting of the Shareholders to be held on May 28, 1998, or any adjournment thereof.

1. ELECTION OF ONE CLASS II DIRECTOR FOR A TERM EXPIRING AT THE 2001 ANNUAL MEETING.

          NOMINEE FOR CLASS II DIRECTOR:Gary L. Deaner

     Mark only one of the following two boxes:

     ___  VOTE FOR nominee listed above
     ___  VOTE WITHHELD as to nominee listed above

2.   PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN.

     ___  FOR  ___  AGAINST   ___  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.






     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________________________________________
                                   Signature


_____________________________________________________
                                   Title (if any)


_____________________________________________________
                                   Signature


_____________________________________________________
                                   Title (if any)

                                   Dated:
_________________________________________, 1998


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.